UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 25, 2014

Cleveland BioLabs, Inc.

(Exact Name of Issuer as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

73 High Street

Buffalo, NY 14203

(Address of Principal Executive Offices and zip code)

(716) 849-6810

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion or Disposition of Assets.

On November 25, 2014, Cleveland BioLabs, Inc. (the “Company”) and Bioprocess Capital Partners LLC, a Russian limited liability company (“BCP”), effected the transfer of 3.05% of the Company’s participation interest (the “Equity”) in Incuron LLC (“Incuron”) to BCP’s affiliated fund, AMC close-end Russian Venture Investment Fund “Bioprocess Capital Ventures” (“BCV”). The transfer of the Equity was made pursuant to the Participation Agreement dated December 9, 2009, as amended by the First and Third Amendments to Participation Agreement dated April 13, 2010 and June 17, 2014, respectively, that governs the joint ownership of Incuron by the Company and BCV. As described in the Form 8-K filed by the Company on August 6, 2014, as a result of the transfer of the Equity to BCV the Company’s participation interest in Incuron decreased to 46.96%, BCV’s participation interest increased to 53.04% and the notice of the funding of the second milestone payment resulted in certain changes to the governance of Incuron.

Due to the ownership and governance changes, the Company is required, under United States Generally Accepted Accounting Principals (“US GAAP”) to deconsolidate Incuron and account for its ownership interest using the equity method of accounting. Additionally, under the instructions to Form 8-K and applicable guidance in the Financial Reporting Manual of the Division of Corporation Finance of the Securities and Exchange Commission, the deconsolidation is deemed a disposition of assets.

The Company is attaching to this Form 8-K the pro forma financial information required by Item 9.01 of Form 8-K, which is presented for informational purposes only to provide an understanding of the Company’s historical financial results as adjusted for the deconsolidation of Incuron.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements of the Company are filed as Exhibit 99.1 to this Current Report on Form 8-K:

•	unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013; and

•	unaudited pro forma condensed consolidated balance sheet as of September 30, 2014.

(d) Exhibits

Exhibit No.	Description

99.1	Cleveland BioLabs, Inc. unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013, and unaudited pro forma condensed consolidated balance sheet as of September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland BioLabs, Inc.

Date: December 2, 2014	By:	/S/ YAKOV KOGAN
	Name:	Yakov Kogan
	Title:	Chief Executive Officer